UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017 (March 2, 2017)

PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.)	001-36007 333-205034-01	46-2519850 80-0941870
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 7, 2017, Physicians Realty L.P. (the “Operating Partnership”), the operating partnership of Physicians Realty Trust (the “Trust”), issued $400.0 million in aggregate principal amount of its 4.300% Senior Notes due 2027 (the “Notes”) in a public offering (the “Offering”) through underwriters for whom J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc. and Jefferies LLC acted as representatives (the “Representatives”) pursuant to an underwriting agreement, dated March 2, 2017 (the “Underwriting Agreement”), among the Operating Partnership, the Trust and the Representatives. The Underwriting Agreement contains customary representations, warranties and agreements by the Operating Partnership and the Trust, customary conditions to closing, indemnification obligations of the Operating Partnership, the Trust and the underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report.
The Notes were registered under the Securities Act on the Trust’s and the Operating Partnership’s automatic shelf registration statement on Form S-3ASR (File No. 333-216214), filed with the Securities and Exchange Commission on February 24, 2017. The Notes were issued pursuant to a senior indenture, dated as of March 7, 2017 (the “Base Indenture”), among the Operating Partnership, as issuer, the Trust, as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of March 7, 2017 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), among the Operating Partnership, the Trust and the Trustee. The Indenture contains certain restrictive covenants which are subject to a number of exceptions and qualifications.
A copy of the Base Indenture, the Supplemental Indenture and the form of the Notes and guarantee of the Notes by the Trust, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this report. See Item 2.03 below for additional information.
The net proceeds of the Offering will be approximately $395.3 million, after deducting the underwriting discount and estimated offering expenses of the Trust and the Operating Partnership. The Operating Partnership intends to use the net proceeds of the Offering (i) to repay a portion of the outstanding indebtedness under its unsecured revolving credit facility and (ii) for general corporate purposes, including, without limitation, working capital and investment in real estate.
The foregoing description of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the form of the Notes and guarantee of the Notes therein, attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On March 7, 2017, the Operating Partnership issued $400.0 million in aggregate principal amount of Notes. The Operating Partnership offered the Notes at 99.677% of the principal amount thereof. The Notes are the senior unsecured indebtedness of the Operating Partnership and will rank equally in right of payment with all of the Operating Partnership’s existing and future senior unsecured indebtedness. As a result, the Notes will be effectively subordinated in right of payment to all of the Operating Partnership’s existing and future secured indebtedness (to the extent of the value of the collateral securing such indebtedness), and all mortgages, preferred equity and indebtedness and other liabilities, whether secured or unsecured, of the Operating Partnership’s subsidiaries. The Notes bear interest at 4.300% per annum. Interest is payable on March 15 and September 15 of each year, commencing September 15, 2017, until the maturity date of March 15, 2027. The Operating Partnership’s obligations under the Notes are fully and unconditionally guaranteed by the Trust. Copies of the Base Indenture, the Supplemental Indenture, and the form of the Notes and guarantee of the Notes by the Trust, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this report.
The Notes will be redeemable at the Operating Partnership’s option and in its sole discretion, at any time or from time to time prior to December 15, 2026, in whole or in part, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed; or

•
the sum of the present values of the remaining scheduled payments of principal of, and interest on the Notes to be redeemed, exclusive of unpaid interest, if any, accrued to, but not including, the redemption date, that would be due after the related redemption date but for such redemption, discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate (determined in accordance with the Indenture) plus 30 basis points, plus, in each case unpaid interest, if any, accrued to, but not including, such redemption date.

Notwithstanding the foregoing, if the Notes are redeemed on or after December 15, 2026, the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus unpaid interest, if any, accrued to, but not including, the related redemption date.

The Notes are subject to customary events of default, which may result in the accelerated maturity of the Notes.
Item 9.01. Financial Statement and Exhibits.
(d)  Exhibits.
The following exhibit is furnished as part of this report.

1.1
Underwriting Agreement, dated March 2, 2017, among Physicians Realty L.P., Physicians Realty Trust, and J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc. and Jefferies LLC, as representatives of several underwriters named therein.

4.1	Senior Indenture, dated as of March 7, 2017, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee.
4.2	First Supplemental Indenture, dated as of March 7, 2017, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee.
4.3	Form of 4.300% Senior Note due 2027 and the guarantee thereof (included in Exhibit 4.2).
5.1	Opinion of Baker & McKenzie LLP.
5.2	Opinion of Venable LLP.
8.1	Opinion of Baker & McKenzie LLP with respect to tax matters.
23.1	Consent of Baker & McKenzie LLP (included in Exhibits 5.1 and 8.1).
23.2	Consent of Venable LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 7, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: March 7, 2017		PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated March 2, 2017, among Physicians Realty L.P., Physicians Realty Trust, and J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc. and Jefferies LLC, as representatives of several underwriters named therein.

4.1	Senior Indenture, dated as of March 7, 2017, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee.
4.2	First Supplemental Indenture, dated as of March 7, 2017, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee.
4.3	Form of 4.300% Senior Note due 2027 and the guarantee thereof (included in Exhibit 4.2).
5.1	Opinion of Baker & McKenzie LLP.
5.2	Opinion of Venable LLP.
8.1	Opinion of Baker & McKenzie LLP with respect to tax matters.
23.1	Consent of Baker & McKenzie LLP (included in Exhibits 5.1 and 8.1).
23.2	Consent of Venable LLP (included in Exhibit 5.2).